Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity
Note 14 – Stockholders' Equity
Cash dividends declared per common share were $1.4375, $1.19625 and $.775 for 2013, 2012, and 2011, respectively.
In April 2012, we issued approximately 30 million shares of common stock in a public offering at a price of $30.59 per share. We used the net proceeds of $887 million to fund a portion of the purchase of additional WPZ common units in connection with WPZ's Caiman Acquisition. (See Note 2 – Acquisitions, Goodwill, and Other Intangible Assets.)
In December 2012, we issued approximately 53 million shares of common stock in a public offering at a price of $31 per share. We used the net proceeds of $1.6 billion to fund a portion of the purchase of an equity interest in ACMP. (See Note 2 – Acquisitions, Goodwill, and Other Intangible Assets.)
We maintain a Stockholder Rights Plan, as amended and restated on September 21, 2004, and further amended May 18, 2007 and October 12, 2007, under which each outstanding share of our common stock has a right (as defined in the plan) attached. Under certain conditions, each right may be exercised to purchase, at an exercise price of $50 (subject to adjustment), one two-hundredth of a share of Series A Junior Participating Preferred Stock. The rights may be exercised only if an Acquiring Person acquires (or obtains the right to acquire) 15 percent or more of our common stock or commences an offer for 15 percent or more of our common stock. The plan contains a mechanism to divest of shares of common stock if such stock in excess of 14.9 percent was acquired inadvertently or without knowledge of the terms of the rights. The rights, which until exercised do not have voting rights, expire in September 2014 and may be redeemed at a price of $.01 per right prior to their expiration, or within a specified period of time after the occurrence of certain events. In the event a person becomes the owner of more than 15 percent of our common stock, each holder of a right (except an Acquiring Person) shall have the right to receive, upon exercise, our common stock having a value equal to two times the exercise price of the right. In the event we are engaged in a merger, business combination, or 50 percent or more of our assets, cash flow or earnings power is sold or transferred, each holder of a right (except an Acquiring Person) shall have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the right.
AOCI
The following table presents the changes in AOCI by component, net of income taxes:

	Cash Flow Hedges	Foreign Currency Translation	Pension and Other Post Retirement Benefits	Total
	(Millions)
Balance at December 31, 2012	$(1)	$169	$(530)	$(362)
Other comprehensive income (loss) before reclassifications	1	(41)	203	163
Amounts reclassified from accumulated other comprehensive income (loss)	(1)	—	36	35
Other comprehensive income (loss)	—	(41)	239	198
Balance at December 31, 2013	$(1)	$128	$(291)	$(164)

Reclassifications out of AOCI are presented in the following table by component for the year ended December 31, 2013:

Component	Reclassifications	Classification
	(Millions)
Cash flow hedges:
Energy commodity contracts	$(1)	Product sales
Total cash flow hedges	(1)

Pension and other postretirement benefits:
Amortization of prior service cost (credit) included in net periodic benefit cost	(3)	Note 9 – Employee Benefit Plans
Amortization of actuarial (gain) loss included in net periodic benefit cost	61	Note 9 – Employee Benefit Plans
Total pension and other postretirement benefits	58

Reclassifications before income tax	57
Income tax benefit	(22)	Provision (benefit) for income taxes
Reclassifications during the period	$35